PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2021
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

Property and equipment, net consist of the following:

	As of December 31,
	2020	2021
Cost:
Buildings	247	305
Leasehold improvements	9,542	10,467
Furniture, fixtures and equipment	2,008	2,348
Motor vehicles	1	3
	11,798	13,123
Less: Accumulated depreciation	5,764	6,845
	6,034	6,278
Construction in progress	648	778
Property and equipment, net	6,682	7,056